                              BISHOP STREET FUNDS

                       Bishop Street Hawaii Tax-Free Fund

                       Supplement dated December 8, 1995
                      to Prospectus dated January 30, 1995


     This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.


     The Board of Trustees has adopted, pending shareholder approval, an amendment to the investment policies of the Hawaii Tax-Free Fund that would eliminate the current requirement that 80% of the Fund's assets be invested in municipal securities the interest income from which is not treated as a preference item for purposes of the federal alternative minimum tax (AMT). Consistent with this amended policy, the Board approved a change in the Fund's name to the "Bishop Street Hawaii Municipal Bond Fund."

     If this proposal is approved by the shareholders, the second and third paragraphs of the Fund's "Investment Objectives and Policies" section on pages 5 and 6 of the Prospectus will be amended and restated as follows:

          The Fund invests at least 80% of its assets in bonds and notes issued by states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political subdivisions, that are rated AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Fitch Investors Service ("Fitch"), and which
          pay interest that is not subject to ordinary   Federal income tax
          ("Municipal Securities"). There is no restriction on the percentage of the fund's assets that may be invested in obligations the interest income on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax. Under normal circumstances, the Fund will invest at least 65% of its assets in Municipal Securities issued by the State of Hawaii, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt form State of Hawaii personal income taxes ("Hawaii Municipal Securities").

          The Fund may invest up to 20% of its assets in taxable securities.
          The Fund may also purchase unrated securities that are of comparable quality at the time of purchase as determined by the Adviser. The Fund may purchase shares of other investment companies and may purchase securities on a "when-issued" basis.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE